UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2013

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

101 Federal Street, Suite 1100, Boston, Massachusetts 02110

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

At the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of EnerNOC, Inc. (the “Company”), held on May 28, 2013, the Company’s stockholders voted on and approved an amendment and restatement to the Company’s Amended and Restated 2007 Employee, Director and Consultant Stock Plan (the “2007 Plan”). The amendment increased the available share reserve under the 2007 Plan by 2.5 million shares and effected other amendments to the 2007 Plan as described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 26, 2013, as amended on May 10, 2013 (the “Proxy Statement”). A summary of the 2007 Plan and the approved amendments are set forth in the Proxy Statement. That summary and the foregoing description of the approved amendments are qualified in their entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 28, 2013 to consider and vote on the following matters, which are described in detail in the Proxy Statement:

Proposal 1 – Election of Directors

The Company’s stockholders approved the election of the persons named below as class III members of the board of directors, to serve for a three-year term until the 2016 annual meeting of stockholders, and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal. The votes cast were as follows:

Name	For	Withheld	Broker Non-Votes

Timothy Healy	16,639,342	4,053,065	4,988,570

David Brewster	16,403,603	4,288,804	4,988,570

Proposal 2 – Amendment and Restatement of the Amended and Restated 2007 Employee, Director and Consultant Stock Plan

The Company’s stockholders approved the proposal to amend and restate the 2007 Plan. The votes cast were as follows:

For	Against	Abstentions	Broker Non-Votes

13,594,008	7,056,699	41,700	4,988,570

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the proposal to ratify the appointment of the accounting firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The votes cast were as follows:

For	Against	Abstentions	Broker Non-Votes

25,133,041	507,221	40,716	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: June 3, 2013	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1@	EnerNOC, Inc. Amended and Restated 2007 Employee, Director and Consultant Stock Plan and HMRC Sub-Plan for UK Employees and Australian Sub-Plan, and forms of agreement thereunder.

@	Management contract, compensatory plan or arrangement